PAC I F I C O AK S T R AT E G I C O P P O R T U N I T Y R E I T Va l u a t i o n a n d P o r t f o l i o U p d a t e DECEMBER 7, 2022 Exhibit 99.4

2 FORWARD-LOOKING STATEMENTS I M P O R T A N T D I S C L O S U R E S - The information contained herein should be read in conjunction with, and is qualified by, the information in the Pacific Oak Strategic Opportunity REIT, Inc. (“Pacific Oak Strategic Opportunity REIT” or the “Company”) Annual Report on Form 10-K for the year ended December 31, 2021 (the “Annual Report”) filed with the Securities and Exchange Commission (“SEC”) on March 28, 2022 (the “Annual Report”) and the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2022 (the “Quarterly Report”) filed with the SEC on November 14, 2022, including the “Risk Factors” contained therein. For a full description of the limitations, methodologies and assumptions used to value the Company’s assets and liabilities in connection with the calculation of the Company’s estimated value per share, see the Company’s Current Report on Form 8-K, filed with the SEC on December 7, 2022. F O R W A R D L O O K I N G S T AT E M E N T S - Certain statements contained herein may be deemed to be forward-looking statements within the meaning of the Federal Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include statements regarding the intent, belief or current expectations of the Company and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “should” or similar expressions. Further, forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law. Actual results may differ materially from those contemplated by such forward-looking statements. The valuation methodology for certain of the Company’s real estate investments assumes that its properties realize the projected cash flows and exit cap rates and that investors would be willing to invest in such properties at cap rates equal to the cap rates used in the valuation. Though the appraisals and valuation estimates used in calculating the estimated value per share are Kroll, LLC (“Kroll”), Colliers International Valuation & Advisory Services, LLC (“Colliers”), and HouseCanary, Inc. (“HouseCanary”) best estimates as of September 30, 2022, and/or the Company’s and Pacific Oak Capital Advisors LLC’s (“the Advisor”) best estimates as of December 7, 2022, the Company can give no assurance that these estimated values will be realized by the Company. These statements also depend on factors such as future economic, competitive and market conditions, the Company’s ability to maintain occupancy levels and rental rates at its properties, and other risks identified in Part I, Item IA of the Company’s Annual Report on form 10-K for the year ended December 31, 2021, and its subsequent quarterly reports. Actual events may cause the value and returns on the Company’s investments to be less than that used for purposes of the Company’s estimated value per share.

3 VALUATION(1) • Estimated share value of $10.50, using information as of September 30, 2022. • The Company followed the Institute for Portfolio Alternatives Valuation Guidelines, which included third-party valuations for all of its consolidated properties and properties owned via two of its unconsolidated entities. The valuations represented appraisals for these properties, with the exception of the Company’s consolidated single-family rental home portfolio (“SFR portfolio”) of 2,458 homes which was valued at the total of the individual home values estimated by a third-party valuation firm. The appraisals were performed by Kroll, except for the undeveloped land which was appraised by Colliers. Valuation of the SFR portfolio was performed by HouseCanary. • The appraisals were performed in accordance with the Code of Professional Ethics and Standards of Profession Practice set forth by the Appraisal Institute and the Uniform Standards of Professional Appraisal Practice (USPAP). • The Company’s Advisor valued the one other investment in an unconsolidated entity at $38.3 million or $0.37 per share3, as well as the Company’s cash, other assets, mortgage debt, and other liabilities. • Non-controlling interest liability due to equity interests in certain consolidated entities was calculated by assuming a hypothetical liquidation of the underlying real estate properties at their current values and the payoff of any related debt at its fair value, and then valuing the different equity interests based on their contractual rights. Reflected the advisor incentive fee payable to the Company’s Advisors for shareholder returns in excess of a 7.0% per year cumulative, non-compounded return on invested capital2. Net asset value; no enterprise (portfolio) premium or discount applied 1 For more information, see the Company’s Current Report on Form 8-K filed with the SEC on December 7, 2022. 2 The Company has a potential incentive fee payable to (i) Pacific Oak Capital Advisors as the Company’s Advisor and (ii) Pacific Oak Residential Advisors as it relates to the operations or assets of the Company’s subsidiary, Pacific Oak Residential Trust, Inc. (“PORT”). The potential incentive fee payable to Pacific Oak Capital Advisors is not reduced by the potential incentive fee payable to Pacific Oak Residential Advisors. The potential incentive fee payables to Pacific Oak Capital Advisors and Pacific Oak Residential Advisors were estimated to be $0 and $6.8 million, respectively, for the estimated share value announced on December 7, 2022. For further information on the advisory agreements with Pacific Oak Capital Advisors and Pacific Oak Residential Advisors, see the advisory agreements included as exhibits to the Company’s Current Report on Form 8-K filed with the SEC on September 12, 2022. 3 The investment in an unconsolidated entity which was valued by the Company’s Advisor is the investment in Pacific Oak Opportunity Zone Fund I, LLC. Net asset value; no enterprise (portfolio) premium or discount applied Reflected the advisor incentive fees to the Company’s Advisors for shareholder returns in excess of specified cumulative, non-compounded returns on invested capital2.

PACIFIC OAK

VALUATION(1)

	As of December 2022[1]	*As of December 2021*[2]
ASSETS:	**$2.214 Billion**	**$2.135 Billion**
Real Estate	$1.824 Billion (82%)	$1.651 Billion (77%)
Investments in Unconsolidated Entities	$173.5 Million (8%)	$203.2 Million (10%)
Investments in Real Estate Equity Securities	$ 63.8 Million (3%)	$ 96.4 Million (5%)
Cash and Cash Equivalents	$ 85.4 Million (4%)	$138.0 Million (6%)
Other Assets[3]	$ 67.7 Million (3%)	$ 46.8 Million (2%)
LIABILITIES:	**$1.091 Billion**	**$1.075 Billion**
Mortgage and Other Debt	$1.026 Billion	$1.027 Billion
Advisor Incentive Fees[4]	$ 6.8 Million	$ -
Other Liabilities[5]	$ 58.2 Million	$ 48.7 Million
PORT Preferred Stock[6]	**$ 17.2 Million**	**$ 15.4 Million**
Minority Interests in Consolidated Entities	**$ 12.9 Million**	**$ 37.5 Million**
Stockholder Equity	**$1.093 Billion**	**$1.007 Billion**

[1] Based on data as of September 30, 2022. For further information, see the Company's Current Report on Form 8-K filed with the SEC on December 7, 2022.
[2] Based on data as of September 30, 2021. For further information, see the Company's Current Report on Form 8-K filed with the SEC on December 8, 2021.
[3] Includes restricted cash, rents and other receivables, deposits, prepaid expenses and other assets as applicable.
[4] The Company's potential incentive fees payable to Pacific Oak Capital Advisors and Pacific Oak Residential Advisors were estimated to be $0 and $6.8 million, respectively, for the estimated share value announcement on December 7, 2022, and each was $0 for the estimated share value announcement on December 8, 2021.
[5] Includes accounts payable, accrued liabilities, security deposits, contingent liabilities, prepaid rent and other liabilities.
[6] Represents the redemption price plus accrued dividends for the Series A and B preferred stock issued by the Company's subsidiary, Pacific Oak Residential Trust, Inc. ("PORT").

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PACIFIC OAK

VALUATION(1)

On December 2, 2022, the Company's Board approved an estimated share value of $10.50. The following summarizes the change in estimated share value from December 2021 to December 2022:

December 2021 estimated share value (announced Dec. 8, 2021)	$ 10.68
Less: Dec. 30, 2021 special distribution to common stockholders	(1.17)
December 30, 2021 estimated share value	**$ 9.51**
Investments	
Real estate[2]	1.31
Investments in unconsolidated entities	(0.06)
Investments in real estate equity securities	(0.31)
Leasing costs & capital expenditures	(0.25)
Investment Performance	***0.69***
Operating cash flows in excess of distributions declared[3]	0.02
Foreign currency gain	0.28
Property selling, acquisition, & financing costs[4]	(0.16)
Mortgage debt	0.14
Series A & B debentures	0.08
Advisor incentive fee potential liability	(0.06)
Total Change	**0.99**
Dec. 2022 estimated share value	**$ 10.50**

[1] Based on data as of September 30, 2022. For further information, see the Company's Current Report on Form 8-K filed with the SEC on December 7, 2022.
[2] Includes the related change in minority interests in consolidated entities.
[3] Operating cash flow reflects modified funds from operations ("MFFO") attributable to common stockholders, adjusted for the Company's share of (i) deducts for capitalized interest expense, real estate taxes, and insurance and (ii) add backs for deferred financing cost amortization. The Company computes MFFO in accordance with the definition included in the practice guideline issued by the Institute for Portfolio Alternatives ("IPA") in November 2010.
[4] Includes (i) selling, acquisition, and financing costs excluding sponsor fees of $0.15 per share and (ii) disposition and acquisition fees to the sponsor of $0.01 per share.

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6 The Company is providing this estimated value per share to assist broker-dealers, custodians, and other financial institutions that participated in its initial public offering in meeting their customer account statement reporting obligations. As with any valuation methodology, the methodologies used are based upon a number of estimates and assumptions that may not be accurate or complete. Different parties with different assumptions and estimates could derive a different estimated value per share. The Company can give no assurance that: Further, the estimated value per share announced on December 7, 2022 is based on the estimated value of the Company's assets less the estimated value of its liabilities, or net asset value, divided by the number of shares outstanding, all as of September 30, 2022. The methodology used to estimate the Company’s value per share would be acceptable to FINRA or for compliance with ERISA reporting requirements. The Company’s shares of common stock would trade at the estimated value per share on a national securities exchange; A stockholder would ultimately realize distributions per share equal to the Company’s estimated value per share upon liquidation or sale of the Company; A stockholder would be able to resell his or her shares at this estimated value per share; An independent third-party appraiser or other third- party valuation firm would agree with the Company's estimated value per share; or STOCKHOLDER PERFORMANCE

PACIFIC OAK

STOCKHOLDER PERFORMANCE

Hypothetical Performance of First and Last Investors at $10.00 Offering Price

Value Breakdown for First Cash Investor
(at Escrow Break April 19, 2010)



Offering Price
Mar-14
Dec-14
Dec-15
Dec-16
Dec-17
Nov-18
Dec-19
Dec-20
Dec-21
Dec-22
$10.00
$12.41
$13.56
$15.12
$16.87
$17.54
$19.30
$20.46
$19.00
$20.55
$22.25
$10.00
$11.27
$12.24
$13.44
$14.81
$11.50
$9.91
$10.63
$9.68
$10.68
$10.50
$2.89
$5.44
$5.83
$5.31
$5.86
$7.56
$0.72
$1.47
$1.49
$1.49
$1.49
$1.67
$1.14
$1.32
$1.68
$2.06
$2.43
$2.48
$2.51
$2.52
$2.52
$2.52
Distributions $11.75

Value Breakdown for Last Cash Investor
(at Offering Close Nov. 14, 2012)



Offering Price
Mar-14
Dec-14
Dec-15
Dec-16
Dec-17
Nov-18
Dec-19
Dec-20
Dec-21
Dec-22
$10.00
$11.71
$12.86
$14.42
$16.17
$16.84
$18.60
$19.76
$18.30
$19.85
$21.55
$10.00
$11.27
$12.24
$13.44
$14.81
$11.50
$9.91
$10.63
$9.68
$10.68
$10.50
$2.89
$5.44
$5.83
$5.31
$5.86
$7.56
$0.72
$1.47
$1.49
$1.49
$1.49
$1.67
$0.44
$0.62
$0.98
$1.36
$1.73
$1.78
$1.81
$1.82
$1.82
$1.82
Distributions $11.05

- Estimated Value Per Share
- Cumulative Stock Distribution Value
- Special Distributions (Cash Portion)
- Cumulative Cash Distributions (Excluding Special Distributions)

"Valuation Information" for a first cash investor assumes all distributions are received in cash (except for stock portion of special distributions) and no share redemptions for a hypothetical investor who invested on or before escrow break and consequently has received all distributions paid by the Company. "Cumulative distributions" for a first cash investor and a last cash investor assumes all distributions are received in cash (except for stock portion of special distributions) and no share redemptions for a hypothetical investor who invested on April 19, 2010, and November 14, 2012, respectively. The "offering price" of $10.00 reflects the maximum per share purchase price in the primary initial public offering.

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PACIFIC OAK

STOCKHOLDER PERFORMANCE ILLUSTRATION

Since special dividends were declared in December 2017, November 2018, and December 2021, a comparison of the estimated value per share over time is no longer a fair reflection of stockholder performance. The following illustration shows the performance of the first cash investor who bought 1 share, to focus on the performance of both the share and account value.

	Estimated Value Per Share	Total Shares	Total Share Value	Cash Dividends	Total Account Value
Offering Price	**$10.00**	**1.0000**	**$10.00**		**$10.00**
Estimated Value Per Share Increase	$5.11		$5.11		$5.11
Cash Dividends to December 7, 2017				$2.43	$2.43
December 7, 2017 Before Special Dividend	**$15.11**	**1.0000**	**$15.11**	**$2.43**	**$17.54**
December 2017 Special Dividend [1]					
Cash Dividend	($0.72)		($0.72)	$0.72	$0.00
Stock Dividend Value [2]	($2.89)	0.2509	$0.00		$0.00
December 7, 2017 After Special Dividend	**$11.50**	**1.2509**	**$14.39**	**$3.15**	**$17.54**
Estimated Value Per Share Increase	$1.36		$1.71		$1.71
Cash Dividends to November 12, 2018				$0.05	$0.05
November 12, 2018 Special Dividend [1]					
Cash Dividend	($0.59)		($0.75)	$0.75	$0.00
Stock Dividend Value [2]	($2.36)	0.2979	$0.00		$0.00
November 12, 2018 After Special Dividend [2]	**$9.91**	**1.5488**	**$15.35**	**$3.95**	**$19.30**
Estimated Value Per Share Increase	$0.72		$1.11		$1.11
Cash Dividends to December 17, 2019				$0.05	$0.05
December 17, 2019 After Special Dividend [2]	**$10.63**	**1.5488**	**$16.46**	**$4.00**	**$20.46**
Estimated Value Per Share Decrease	($0.95)		-$1.47		($1.47)
Cash Dividends to December 4, 2020				$0.01	$0.01
December 4, 2020 After Special Dividend [2]	**$9.68**	**1.5488**	**$14.99**	**$4.01**	**$19.00**
Estimated Value Per Share Increase	$1.00		$1.55		$1.55
Cash Dividends to December 2, 2021				$0.00	$0.00
December 2, 2021 After Special Dividend [2]	**$10.68**	**1.5488**	**$16.54**	**$4.01**	**$20.55**
Estimated Value Per Share Increase	$0.99		$1.70		$1.70
Cash Dividends to December 2, 2022				$0.00	$0.00
December 30, 2021 Special Dividend [1]					
Cash Dividend	($0.12)		($0.18)	$0.18	$0.00
Stock Dividend Value [2]	($1.05)	0.1714	$0.00		$0.00
December 2, 2022 After Special Dividend [2]	**$10.50**	**1.7202**	**$18.06**	**$4.19**	**$22.25**

[1] Assumes the shareholder received 20% in cash and 80% in stock, for the December 2017 and November 2018 special distributions, and 10% cash and 90% stock for the December 2021 special distribution.
[2] Assumes a stock dividend of 0.2509, 0.2381, and 0.1107 shares per share of common stock outstanding for the December 2017, November 2018, and December 2021 special distributions, respectively, resulting in a cumulative 0.7202 additional shares after compounding as of December 30, 2021.

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9 MARKET & PORTFOLIO UPDATES

PACIFIC OAK

CAPITAL MARKETS

US STOCK MARKET INDICES AS OF 9/30/22		
Index	1 Year	Since 12/31/19 (1)
S&P 500	-16.8%	11.0%
Dow	-15.1%	0.7%
Russell 2000	-24.5%	-0.2%
NAREIT Equity Index	-20.2%	-11.5%

US TREASURY RATES RISING			
Date	1 Year	10 Years	30 Years
Sept. 30, 2022	4.05	3.83	3.79
Sept. 30, 2021	0.09	1.52	2.08
Historical Avg. 2001-2007(2)	3.10	4.52	5.06

GREEN STREET CPPI[3]			
Property Type	Index Value	Change in Commercial Property Values	
		Past 12 months	From Pre-COVID
All Property	145.7	-1%	8%
Core Sector	146.7	-2%	9%
Apartment	178.3	-3%	15%
Industrial	230.8	-1%	39%
Mall	80.1	-5%	-17%
Office	107.0	-4%	-9%
Strip Retail	120.7	1%	7%
Healthcare	147.5	1%	3%
Lodging	112.0	7%	3%
Manufactured Housing	314.4	-1%	30%
Net Lease	105.0	-9%	6%
Self-storage	304.8	17%	64%

Green Street CPPI History, Past Seven Years(3)



150%
125%
100%
75%
50%
25%
0%
-25%
-50%
9/15
9/16
9/17
9/18
9/19
9/20
9/21
9/22
Man Home
Indust
Self-Storage
Apartment
Health Care
Strip Retail
Office
Net Lease
Lodging
Mall

1. Selected for measuring returns against pre-COVID levels. Percentages are cumulative since 12/31/19, not annualized.
2. Selected, for comparison purposes, as a relatively recent, multi-year average prior to the low-rate environment which began with the Great Recession of 2008.
3. Green Street Advisors, Commercial Property Price Index (CPPI), October 6 ,2022. Green Street's CPPI is a time series of unleveraged U.S. commercial property values that captures the prices at which commercial real estate transactions are currently being negotiated and contracted. Features that differentiate this index are its timeliness, its emphasis on high-quality properties, and its ability to capture changes in the aggregate value of the commercial property sector.

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11 P O RT F O L I O O V E RV I EW Investment Type Dec. 2022 NAV Value1 % of Total6 Occupancy/ Hotel RevPAR 9/30/213 Occupancy/ Hotel RevPAR 9/30/193 Office $1,367,870,000 48.2% 68.0% 79.6% SFR & Apartments $662,418,000 27.9% 93.6% 94.9% Land $439,030,000 19.3% N/A N/A Hotel $45,000,000 1.8% $114.21 $124.49 Equity Securities $63,784,000 2.8% N/A N/A Total $2,578,101,000 Less: Minority Interests6 $(311,314,000) Total (Net of Minority Interests) $2,266,787,000 Portfolio Estimated Value1 …………………………………………… $2,266,787,000 Portfolio Cost Basis2 …………………………………………….…… $1,813,785,000 Rentable Square Feet …………………………………………………....… 8,424,551 Occupancy at 9/30/223……………………………...…………………………….80.2% Leverage, net4…………………………………………………………….………....47% Weighted-Avg. Interest Rate at 9/30/225…….………………………………… 4.68% 1 Represents the values for real estate, including the properties owned via joint ventures, as well as real estate equity securities as of September 30, 2022, as reflected in the December 2022 NAV. Values are adjusted for the Company’s share of consolidated and unconsolidated entities. The total value would be $2,578,101,000 including the minority interests in consolidated and unconsolidated entities. 2 Represents cost basis, which is acquisition price (net of closing credits and excluding closing costs) plus capital expenditures and allocated cost for acquisitions of minority interests in joint ventures, for the real estate and equity securities in the portfolio as of September 30, 2022, adjusted for the Company’s share of consolidated and unconsolidated entities. 3 Occupancy refers to leased occupancy, which includes leases signed but future commencing, for the consolidated and unconsolidated offices, SFR, and apartments in the portfolio. Hotel RevPAR refers to revenue per available room, a commonly cited measure of operating performance in the hotel industry. The Hotel RevPAR referenced is actually for the year ending September 30, 2022 and 2019 because the hotels are seasonal such that a full year is a better indicator of performance than one quarter. Lastly, occupancy and Hotel RevPAR are referenced for the indicated periods in 2019 to provide a comparison of current operating performance vs. the period(s) prior to the COVID-19 pandemic. 4 Calculated as (i) consolidated debt net of cash, restricted cash, and real estate equity securities divided by (ii) consolidated real estate value, as reflected in the December 2022 NAV. 5 Represents the weighted-average interest rate on consolidated mortgages and debentures as of September 30, 2022. 6 Minority interests represent the share of consolidated and unconsolidated entities held by the Company’s partners. The percentages presented are net of minority interests. Investment Types1 By value in December 2022 NAV Geographic Allocation1 By value in December 2022 NAV

12 P R O P E RT I E S Property Name City, State Property Type/ No. of Buildings Date Acquired Size (SF) Occupancy % Ownership % CONSOLIDATED PROPERTIES: OFFICES Oakland City Center Oakland, CA Office 2 Buildings 10/5/2020 368,043 63.6% 100% The Marq Minneapolis, MN Office 1 Building 3/1/2018 522,656 79.8% 100% Crown Pointe Dunwoody, GA Office 2 Buildings 2/14/2017 509,792 73.1% 100% Georgia 400 Center Alpharetta, GA Office 3 Buildings 5/23/19 420,518 76.1% 100% Eight & Nine Corporate Centre Franklin, TN Office 2 Buildings 6/8/2018 313,749 82.2% 100% Richardson Portfolio (JV) Richardson, TX Office 4 Buildings & 14 Acres of Land 11/23/2011 428,030 73.3% 100% Lincoln Court Campbell, CA Office 1 Building 10/5/2020 123,529 91.1% 100% Park Centre Austin, TX Office 3 Buildings 3/28/2013 205,095 74.9% 100% Madison Square (JV) Phoenix, AZ Office 3 Buildings 10/5/2020 313,991 43.8% 90% Subtotal: 3,205,403 72.3% (1) 1 The Company owns 100% of the Richardson portfolio, though the entity which originally sold the portfolio is still entitled to a promote payment pursuant to the joint venture agreement. The promote payment will be determined and paid upon the joint venture liquidation, with the payment amount based on the investment return realized.

13 P R O P E RT I E S Property Name City, State Property Type/ No. of Buildings Date Acquired Size (SF) Occupancy % Ownership % CONSOLIDATED PROPERTIES: APARTMENTS & SINGLE-FAMILY RENTALS (SFR) 1180 Raymond Newark, NJ 317 Unit Apartment Building 8/20/2013 268,648 95.3% 100% Lofts at NoHo Commons (JV) N. Hollywood, CA 292 Unit Apartment Building 10/5/2020 224,755 93.8% 90% Pacific Oak Residential Trust 2,458 Single Family Homes Multiple 3,512,837 93.4% 100% Subtotal: 4,006,240 93.6% CONSOLIDATED PROPERTIES: HOTELS Q&C Hotel (JV) New Orleans, LA Hospitality 196 Rooms 10/5/2020 N/A N/A 90% CONSOLIDATED PROPERTIES: LAND Park Highlands North Las Vegas, NV 800 Acres of Developable Land 12/30/2011, 12/10/2013 N/A N/A 100% Richardson Land (JV) Richardson, TX 14 Acres of Undeveloped Land 9/4/2014 N/A N/A 100% 210 West 31st Street (JV) New York, NY Office/Retail Development 10/5/2020 N/A N/A 80%

14 P R O P E RT I E S Property Name City, State Property Type/ No. of Buildings Date Acquired Size (SF) Occupancy % Ownership % UNCONSOLIDATED PROPERTIES 353 Sacramento (JV) San Francisco, CA Office 1 Building 7/11/2016 284,751 49.4% 55% 110 William Street (JV) New York, NY Office 1 Building 5/2/2014 928,157 58.9% 60% Pacific Oak Opportunity Zone Fund I N/A 2019 N/A N/A N/A Subtotal: 1,212,908 56.7% Total: 8,424,551 80.2%

PACIFIC OAK

DISPOSITIONS HISTORY[1]

THE COMPANY HAS A TRACK RECORD OF STRONG PERFORMANCE ON DISPOSITIONS TO DATE, AS SEEN BELOW:

PROPERTY	ACQUISITION DATE	DISPOSITION DATE	SQ. FT.	SALE PRICE[1]	COST BASIS AT SALE[2]	SALE PRICE VS COST BASIS
Roseville	Jun-11	Multiple	113,341	$ 7,989,000	$6,022,930	$1,966,070
Richardson (Office & Land) (JV)	Multiple	Multiple	151,937	38,592,133	25,983,292	12,608,841
Powers Ferry (6151 & 6201 Bldgs)	Sep-12	Oct-13	246,475	18,540,128	11,856,283	6,683,845
Village Overlook	Aug-10	Aug-14	34,830	1,485,000	2,536,236	(1,051,236)
1635 N. Cahuenga (JV)	Aug-11	Mar-15	34,666	16,389,000	8,857,643	7,531,357
Academy Point	Nov-10	Sep-15	92,099	3,500,000	4,599,826	(1,099,826)
Park Highlands	Multiple	Multiple	N/A	96,770,382	35,988,152	60,782,229
50 Congress Street	Jul-13	May-17	179,872	78,784,521	55,181,314	23,603,206
SREIT (11 Properties) [3]	Multiple	Nov-17	3,103,313	795,385,695	670,876,898	124,508,797
Central Building	Jul-13	Jul-18	193,968	67,351,484	39,873,064	27,478,420
Westpark Portfolio	May-16	Nov-18	782,035	166,424,343	144,668,958	21,755,386
Bedford (JV)	Jan-14	Jan-19	49,220	43,786,766	41,415,046	2,371,720
Burbank (JV)	Dec-12	Jul-19	39,035	25,900,000	18,806,736	7,093,264
125 John Carpenter	Sep-17	Nov-19	445,317	99,760,199	89,336,717	10,423,482
City Tower	Mar-12	Jul-21	435,177	146,889,055	163,657,096	(16,768,041)
Springmaid Beach Resort [4]	Dec-14	Sep-22	N/A	91,000,000	69,521,367	21,478,633
TOTAL			**6,043,235**	**$1,698,344,746**	**$1,388,745,766**	**$309,598,980**

[1] Equals the sale price, net of seller concessions, without adjustment for joint venture partners' share of consolidated joint ventures. Excludes selling costs and fees.
[2] Equals the acquisition price (excluding acquisition costs and fees) plus capital expenditures and allocated cost for acquisitions of minority interests in joint ventures, without adjustment for joint venture partners' share of consolidated joint ventures.
[3] Reflects the sale of 11 properties to subsidiaries of Keppel-KBS US REIT, a then newly formed Singapore real estate investment trust (the "SREIT") which was listed on the Singapore Stock Exchange. The SREIT has since been renamed Keppel Pacific Oak US REIT. For further information on the property sale, please see the Company's Form 8-K filed with the SEC on November 9, 2017.
[4] For Springmaid Beach Resort, the acquisition date and cost basis do not reflect the Company's merger with Pacific Oak Strategic Opportunity REIT II, Inc. ("POSOR II") on October 5, 2020, in order to show the property's gain as achieved by the Company's Advisor and the POSOR II stockholders who may still be stockholders of the Company. The cost basis would be $95,802,088 if it reflected the fair value-based purchase price allocation recorded upon the merger.

15

PACIFIC OAK

PACIFIC OAK RESIDENTIAL TRUST SUMMARY & HIGHLIGHTS (1)

- **2,458** Single-Family Rental (SFR) home portfolio
- **6.50%** cash-on-cash yield(2)
- **34.2%** home value appreciation(3)

SECTOR PERFORMANCE IS STRONG

- Home prices have consistently increased over the last 5 years
- Lower-cost home rent growth has outpaced higher-cost homes over five and ten year horizons
- COVID-19 has driven increased demand, particularly into homes within our strategy
- Institutional investor interest continues to increase

STABLE & GROWING DEMAND FOR AFFORDABLE RENTAL HOUSING

- Renter by necessity – 84% of renters view renting as more affordable, and real household income is flat over last 15 years
- Middle income earners represent the largest pool of rental market demand
- Target customers continue to have limited access to mortgage credit, extending lease duration.

DISCIPLINED GROWTH

- Large addressable market with limited institutional competition for affordable SFR
- Focus on increasing scale in core markets
- Internal growth through rent increases and cost saving initiatives
- Purchasing existing and local-developer build-to-rent homes

STRONG INSTITUTIONAL MANAGEMENT

- Management team has over 50 years of commercial and residential real estate investment and operations experience
- Hybrid model combines full-service property and asset management team with a select group of local partners, as appropriate

1. Pacific Oak Residential Trust is a consolidated subsidiary of the Company focused on single-family rental homes, of which the Company owns a 100.0% economic interest as of September 30, 2022.
2. Calculated as (i) net operating income minus interest expense, preferred stock dividends, and maintenance and turnover cap ex, divided by (ii) common stock basis.
3. Represents the increase in home values vs. cost basis, measured as of September 30, 2022.

16

17 PACIF IC OAK OPPORT UNITY ZONE FUND I SUMMARY & H IGHLIGHT S (1) Fund closed to new investors in Q1 2022, having raised $61.5 million (including $28.2 million from the Company and $4.0 million from Pacific Oak principals). Investments valued at $130 million as of September 30, 2022, an increase of approximately 20% over cost basis. Wood Village near Portland, OR (Construction Complete): • 173 apartments, $45.9 million construction cost • 96% occupancy at Sept. 30, 2022 Imperial Apartments, Phoenix, AZ (Construction Complete): • 140 apartments, $15.4 million construction cost • 98% occupancy at Sept. 30, 2022 St. Ambrose Apartments, Phoenix, AZ (Construction Completed Q3 2022): • 241 apartments, $29.1 million construction cost • Initial lease up in process 1. The Company has invested $28.2 million to acquire 124 Class A units of Pacific Oak Opportunity Zone Fund I, an unconsolidated entity, as of September 30, 2022. Images above are of properties owned by Pacific Oak Opportunity Zone Fund I. Eugene Riverside District, Eugene, OR (Entitled Land): • 225 apartments, $122 million construction cost planned

18 VALUE ADD OPPORTUNITIES CONTINUE

19 COMPANY’S OFFICE INVESTMENTS CAN INCREASE OCCUPANCY, INCOME, & VALUE:  Office represents 48.2% of the portfolio’s total value(1)  Office occupancy is only 68% at September 30, 2022(1)  Company remains optimistic about the long-term value in the office sector  Company will continue to explore strategies to reposition or otherwise add value at each office property COMPANY HAS A SUB-ADVISOR AND OPERATING PLATFORM FOR ITS SINGLE-FAMILY RENTAL PORTFOLIO:  Company’s Advisor believes the SFR sector is still in an early stage, offering opportunity for attractive income, total return upside, and consolidation within the sector. The SFR sector could potentially turn into the “new multifamily” sector.  Company’s investment target is moderately priced homes in less competitive sub-markets which can be leased to middle-income tenants who are renters-by-necessity. This is expected to result in less competition and lower tenant turnover.  Company’s Sub-Advisor has pursued this same strategy and built out its operating platform since 2013. COMPANY HAS LAND DEVELOPMENT OPPORTUNITIES AT RICHARDSON & PARK HIGHLANDS (1) See page 10.

20 RICHARDSON DEVELOPMENT: AT COMPLET ION

21 RICHARDSON DEVELOPMENT: AT COMPLET ION

PACIFIC OAK

PARK HIGHLANDS RESIDENTIAL DEVELOPMENT (LAS VEGAS, NV)

- The Company is amongst the largest residential land owners in Las Vegas via its Park Highlands investment, owning approximately 733 acres as of Nov. 30, 2022.
- The Company has sold approximately 485 developable acres or 39% of its original developable acreage, and has an additional approximately 316 developable acres or 25% under sales contract as of Nov. 30, 2022.
- The Company continues to believe its Las Vegas residential land has significant value given (i) homebuilder demand, (ii) housing market conditions, and (iii) demographic trends.
  - Las Vegas resale market had what can be considered a relatively steady month in September 2022, after a downshift following the pricing peak in May 2022. In September 2022, home prices were unchanged vs. a month ago and up 10.7% vs. a year ago, and 56.8% of homes that sold were on the market for 30 days or less.[1]
  - Resale prices had climbed to all-time highs practically every month in 2021 and through May 2022.
  - Rising mortgage rates recently have increased homeownership costs and uncertainty in the market, though, key contributors to a market downshift. But the local economy seems to remain in good condition. Local unemployment was 5.3% in September 2022, down from 5.7% a month ago and 6.6% a year ago.[2] And tourism was up 6.4% year-over-year in August 2022, driven by a comeback in conventions and trade shows.[3]


Northwest Village 1
SOLD
UNDER CONTRACT
Not a Part
Bruce Woodbury Beltway
SOLD
Not a Part
SOLD
Deer Springs Road
Southwest Village 3
Clayton Street
Commerce Street
Land Use Legend
Northeast Village 2
SOLD
SOLD
North 5th Street
Deer Springs Road
Southeast Village 4
Losee Road

1. According to a report from trade association Las Vegas Realtors, as published in the Las Vegas Review-Journal on Oct. 6, 2022.
2. Nevada Department of Employment, Training, & Rehabilitation's September 2022 economic report.
3. Las Vegas Convention & Visitor's Authority.

22

23 2023 GOALS & OBJECT IVES (1) PROVIDE STOCKHOLDER LIQUIDITY  On December 6, 2022, the Company’s Board of Directors authorized for the Advisor to meet with and recommend to the Board of Directors one or more financial and other advisors to be engaged on behalf of the Company to consider ways to provide more liquidity to stockholders, including but not limited to capital raising, asset sales, a listing of the Company’s common stock on a national stock exchange or other ways. MAXIMIZE TOTAL RETURNS ON THE CURRENT PORTFOLIO VIA:  Lease up of properties, to drive income and value growth  Pursuit of value-add opportunities  Land sales and development SELL PROPERTIES OPPORTUNISTICALLY, TO GENERATE LIQUIDITY AND FUNDS FOR POTENTIAL REINVESTMENT  Future potential investments could be in SFR, offices, and real estate-related debt and securities  Selective investment opportunities could also exist in apartments, self-storage, and value-add hotels 1 There is no guarantee that the Company’s objectives will be met.

24 PACIFIC OAK LOS ANGELES, CA PACIFIC OAK COSTA MESA, CA 3200 Park Center Drive, Suite 800 Costa Mesa, CA 92626 11766 Wilshire Blvd., Suite 1670 Los Angeles, CA 90025 1-866-PAC-OAK7 INFO@PACIFICOAKCAPITAL.COM PacificOakCapitalMarkets.com // PacificOakCapitalAdvisors.com THANK YOU!